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                                  EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





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     We hereby consent to the incorporation by reference in the registration statement on Form S-8 (File No. 339-2138) of BSB Bancorp, Inc. relating to the financial statements, of our report dated January 19, 2001which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



     /s/ PricewaterhouseCoopers  LLP
     Syracuse, N.Y.
     March 29, 2001